UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 4, 2020
THE DAVEY TREE EXPERT COMPANY
(Exact name of registrant as specified in its charter)

Ohio	000-11917	34-0176110
(State or other jurisdiction of incorporation)	(Commission File Number)	(Employer Identification Number)
1500 North Mantua Street
P.O. Box 5193
Kent, OH 44240
(Address of principal executive offices) (Zip Code)
(330) 673-9511
(Registrant's telephone number, including area code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
N/A	N/A	N/A
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01    Other Events
On December 4, 2020, the Board of Directors (the “Board”) of The Davey Tree Expert Company (the “Company”) approved a change to the Company’s dividend policy. Under the revised dividend policy, on an annual basis, the Company will now target a dividend yield in the range of .4% to .5%. The Board will evaluate the dividend on a semiannual basis in conjunction with our independent stock valuation and if the current annual dividend is less than .4% of the Company’s current stock price, the Board intends to increase the quarterly cash dividend.

The declaration of future cash dividends will be subject to the Board’s final determination based on a number of factors, including the Company’s financial performance and its available cash resources, the terms of its indebtedness, its cash requirements and alternative uses of cash that the Board may conclude would represent an opportunity to generate a greater return on investment for the Company. The dividend policy may be revised, suspended or cancelled at the discretion of the Board at any time.

FORWARD-LOOKING STATEMENTS

This Current Report on Form 8-K contains forward-looking statements (within the meaning of the Private Securities Litigation Reform Act of 1995), including the statements relating to effect on The Davey Tree Expert Company (the “Company”) of a customer bankruptcy. These statements, including statements regarding payment of future dividends and targeted dividend yield, relate to future events or our future financial performance. In some cases, forward-looking statements may be identified by terminology such as “target,” "may," "will," "should," "expects," “intends,” "plans," "anticipates," "believes," "estimates," "predicts," "potential," "continue" or the negative of these terms or other comparable terminology. Risks and uncertainties, including, without limitation, general economic conditions, industry conditions, impact of COVID-19 or any future pandemic or similar event, legal and regulatory developments, and other factors set forth in the Company’s filings with the Securities and Exchange Commission, exist that may cause results to differ materially from what is expressed or implied in these forward-looking statements. The forward-looking statements speak only as of the date they are made. The Company does not undertake to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements are made.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE DAVEY TREE EXPERT COMPANY

By:	/s/ Joseph R. Paul
Joseph R. Paul, Executive Vice President, Chief Financial Officer and Secretary
Date: December 9, 2020